UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22022

Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices)	(Zip code)
Robert White 1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: May 1, 2012 - July   31, 2012

Item 1.                      Schedule of Investments.
                   Attached hereto.

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
July 31, 2012 (unaudited)

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments - 165.6%
	Convertible Bonds - 94.4%
	Advertising - 0.9%
1,900,000	Interpublic Group of Cos., Inc.	BB+	4.75%	03/15/2023	03/15/13 @ 100	$2,009,250

	Auto Manufacturers - 2.0%
1,896,000	Ford Motor Co.	BB+	4.25%	11/15/2016	N/A	2,566,710
2,148,000	Navistar International Corp.	CCC+	3.00%	10/15/2014	N/A	1,909,035
						4,475,745

	Auto Parts & Equipment - 2.1%
5,462,000	Meritor, Inc.(a)	B-	4.63%	03/01/2026	03/01/16 @ 100	4,779,250

	Biotechnology - 10.0%
6,053,000	Amgen, Inc., Series B(b)	A+	0.38%	02/01/2013	N/A	6,726,396
5,940,000	Gilead Sciences, Inc., Series C	A-	1.00%	05/01/2014	N/A	7,707,150
5,480,000	Illumina, Inc.(c)	NR	0.25%	03/15/2016	N/A	5,007,350
2,650,000	Vertex Pharmaceuticals, Inc.	NR	3.35%	10/01/2015	10/01/13 @ 101	3,203,188
						22,644,084

	Chemicals - 0.0%***
2,840,000	ShengdaTech, Inc.(c) (d) (e) (m)	NR	6.50%	12/15/2015	N/A	60,350

	Coal - 2.5%
4,865,000	Alpha Appalachia Holdings, Inc.	BB-	3.25%	08/01/2015	N/A	4,183,900
1,900,000	Peabody Energy Corp.	B+	4.75%	12/15/2041	12/20/36 @ 100	1,498,625
						5,682,525

	Commercial Services - 0.9%
1,947,000	Sotheby's	BB	3.13%	06/15/2013	N/A	2,134,399

	Computers - 5.4%
1,045,000	EMC Corp., Series B	A	1.75%	12/01/2013	N/A	1,739,925
3,553,000	NetApp, Inc.	NR	1.75%	06/01/2013	N/A	4,134,804
5,627,000	SanDisk Corp.	BB	1.50%	08/15/2017	N/A	6,281,138
						12,155,867

	Entertainment - 1.2%
2,507,000	International Game Technology	BBB	3.25%	05/01/2014	N/A	2,638,617

	Health Care Products - 4.0%
3,060,000	HeartWare International, Inc.	NR	3.50%	12/15/2017	N/A	3,672,000
5,627,000	Hologic, Inc., Series 2012(f) (g)	B+	2.00%	03/01/2042	03/06/18 @ 100	5,310,481
						8,982,481

	Health Care Services - 4.8%
7,201,000	LifePoint Hospitals, Inc.	B	3.50%	05/15/2014	N/A	7,615,058
2,904,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	3,245,220
						10,860,278

	Internet - 4.1%
1,900,000	priceline.com, Inc.(c)(b)	BBB	1.00%	03/15/2018	N/A	2,037,750
2,830,000	TIBCO Software, Inc.(c)	NR	2.25%	05/01/2032	05/05/17 @ 100	2,808,775
5,500,000	WebMD Health Corp.	NR	2.50%	01/31/2018	N/A	4,489,375
						9,335,900

	Investment Companies - 2.8%
3,127,000	Ares Capital Corp.(c)	BBB	4.88%	03/15/2017	N/A	3,111,365
1,600,000	Billion Express Investments Ltd. (Hong Kong)	NR	0.75%	10/18/2015	N/A	1,654,000
SGD 2,000,000	Temasek Financial III Pte Ltd., Series REGS (Singapore)(h)	NR	0.00%	10/24/2014	N/A	1,680,466
						6,445,831

	Iron & Steel - 1.5%
2,950,000	Allegheny Technologies, Inc.	BBB-	4.25%	06/01/2014	N/A	3,388,813

	Lodging - 2.1%
4,750,000	MGM Resorts International	B-	4.25%	04/15/2015	N/A	4,714,375

	Media - 1.4%
7,217,000	Liberty Interactive, LLC	BB	3.50%	01/15/2031	N/A	3,184,501

	Mining - 7.1%
800,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	779,520
4,200,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.00%	12/31/2014	N/A	4,822,650
4,635,000	Goldcorp, Inc. (Canada)	BBB+	2.00%	08/01/2014	N/A	5,185,406
3,017,000	Newmont Mining Corp., Series A	BBB+	1.25%	07/15/2014	N/A	3,609,086
1,325,000	Newmont Mining Corp., Series B	BBB+	1.63%	07/15/2017	N/A	1,684,407
						16,081,069

	Oil & Gas - 3.2%
2,600,000	Goodrich Petroleum Corp.	CCC+	5.00%	10/01/2029	10/01/14 @ 100	2,398,500
1,410,000	Premier Oil Finance Jersey Ltd., Series PMO (United Kingdom)	NR	2.88%	06/27/2014	N/A	1,630,665
3,402,000	Stone Energy Corp.(c)	NR	1.75%	03/01/2017	N/A	3,261,667
						7,290,832

	Oil & Gas Services - 0.1%
247,000	Cal Dive International, Inc.(c)	NR	5.00%	07/15/2017	N/A	240,516

	Pharmaceuticals - 9.0%
2,200,000	Endo Health Solutions, Inc.	NR	1.75%	04/15/2015	N/A	2,604,250
2,027,000	Medicis Pharmaceutical Corp.	NR	1.38%	06/01/2017	N/A	2,034,601
7,514,000	Omnicare, Inc., Series OCR	B+	3.25%	12/15/2035	12/15/15 @ 100	7,260,403
1,800,000	Salix Pharmaceuticals Ltd.(c)	NR	1.50%	03/15/2019	N/A	1,829,250
JPY 275,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(h)	NR	0.00%	09/17/2015	N/A	3,781,690
2,500,000	Shire PLC, Series SHP (Jersey)	NR	2.75%	05/09/2014	N/A	2,850,000
						20,360,194

	Real Estate - 0.7%
1,508,000	Forest City Enterprises, Inc.	B-	4.25%	08/15/2018	N/A	1,498,575

	Real Estate Investment Trusts - 6.4%
1,300,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	1,655,875
2,658,000	Annaly Capital Management, Inc.	NR	5.00%	05/15/2015	N/A	2,681,257
3,500,000	Health Care REIT, Inc.	BBB-	3.00%	12/01/2029	12/01/14 @ 100	4,331,250
800,000	Host Hotels & Resorts, LP(c) (m)	BB+	2.50%	10/15/2029	10/20/15 @ 100	999,000
4,250,000	SL Green Operating Partnership LP(c)	BB+	3.00%	10/15/2017	N/A	4,871,563
						14,538,945

	Retail - 1.9%
4,673,000	RadioShack Corp.(c)	Caa1	2.50%	08/01/2013	N/A	4,240,748

	Semiconductors - 11.2%
8,795,000	Advanced Micro Devices, Inc.	BB-	6.00%	05/01/2015	N/A	8,915,931
3,950,000	LAM Research Corp.	BBB-	0.50%	05/15/2016	N/A	3,826,563
821,000	Linear Technology Corp., Series A	NR	3.00%	05/01/2027	05/01/14 @ 100	862,050
4,500,000	Micron Technology, Inc., Series A(c)	NR	1.50%	08/01/2031	08/05/15 @ 100	4,089,375
2,075,000	ON Semiconductor Corp.	BB	1.88%	12/15/2025	12/20/12 @ 100	2,290,281
4,166,000	Xilinx, Inc.	BBB+	2.63%	06/15/2017	N/A	5,368,933
						25,353,133

	Software - 6.0%
10,062,000	Electronic Arts, Inc.	NR	0.75%	07/15/2016	N/A	8,967,758
1,610,000	Nuance Communications, Inc.(c)	BB-	2.75%	11/01/2031	11/06/17 @ 100	1,700,562
1,900,000	Take-Two Interactive Software, Inc.	NR	4.38%	06/01/2014	N/A	2,170,750
750,000	Take-Two Interactive Software, Inc.(c)	NR	1.75%	12/01/2016	N/A	669,375
						13,508,445

	Telecommunications - 3.1%
3,225,000	Ciena Corp.(c)	NR	4.00%	03/15/2015	N/A	3,599,906
370,000	Ciena Corp.	B	0.88%	06/15/2017	N/A	317,275
2,653,000	Ciena Corp.(c)	B	3.75%	10/15/2018	N/A	2,987,941
						6,905,122

	Total Convertible Bonds - 94.4%
	(Cost $215,368,913)					213,509,845

	Corporate Bonds - 55.9%
	Agriculture - 0.3%
650,000	North Atlantic Trading Co.(c)	B-	11.50%	07/15/2016	07/15/13 @ 109	650,000

	Auto Manufacturers - 4.4%
500,000	DaimlerChrysler Group, LLC / CG Co.-Issuer, Inc.	B	8.25%	06/15/2021	06/15/16 @ 104	523,125
1,288,000	Ford Motor Co.	BB+	7.13%	11/15/2025	N/A	1,466,710
1,838,000	Ford Motor Co.	BB+	6.63%	02/15/2028	N/A	1,987,297
1,765,000	Ford Motor Co.	BB+	6.63%	10/01/2028	N/A	1,950,494
571,000	Ford Motor Co.	BB+	6.38%	02/01/2029	N/A	607,166
3,674,000	Navistar International Corp.	CCC+	8.25%	11/01/2021	11/01/14 @ 104	3,462,745
						9,997,537

	Auto Parts & Equipment - 2.8%
1,100,000	Dana Holding Corp.	BB	6.75%	02/15/2021	02/15/16 @ 103	1,189,375
4,750,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	5,201,250
						6,390,625

	Banks - 1.1%
1,000,000	Ally Financial, Inc.	B+	7.50%	09/15/2020	N/A	1,170,000
750,000	CIT Group, Inc.(c)	BB-	5.50%	02/15/2019	N/A	793,125
625,000	CIT Group, Inc.	BB-	5.00%	08/15/2022	N/A	626,953
						2,590,078

	Building Materials - 0.2%
375,000	Roofing Supply Group, LLC / Roofing Supply Finance, Inc.(c)	CCC+	10.00%	06/01/2020	06/01/15 @ 108	404,063

	Chemicals - 0.7%
EUR 350,000	INEOS Group Holdings SA (Luxembourg)(c)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	370,697
EUR 400,000	INEOS Group Holdings SA, Series REGS (Luxembourg)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	423,653
875,000	Vertellus Specialties, Inc.(c)	B-	9.38%	10/01/2015	04/01/13 @ 105	726,250
						1,520,600

	Coal - 1.4%
750,000	Alpha Natural Resources, Inc.	BB-	6.25%	06/01/2021	06/01/16 @ 103	652,500
1,854,000	Peabody Energy Corp.(c)	BB+	6.00%	11/15/2018	N/A	1,863,270
50,000	Peabody Energy Corp.(c)	BB+	6.25%	11/15/2021	N/A	49,625
500,000	SunCoke Energy, Inc.	B+	7.63%	08/01/2019	08/01/14 @ 106	499,375
						3,064,770

	Commercial Services - 3.1%
4,722,000	Avis Budget Car Rental, LLC(m)	B	8.25%	01/15/2019	10/15/14 @ 104	5,093,857
700,000	Neff Rental, LLC(c)	B-	9.63%	05/15/2016	05/15/13 @ 107	698,250
600,000	Service Corp. International	BB-	8.00%	11/15/2021	N/A	709,500
375,000	UR Merger Sub Corp.(c)	B	7.63%	04/15/2022	04/15/17 @ 104	399,844
						6,901,451

	Distribution & Wholesale - 0.3%
1,000,000	Marfrig Overseas Ltd. (Brazil)(c)	B+	9.50%	05/04/2020	05/04/15 @ 105	770,000

	Diversified Financial Services - 2.3%
530,000	Air Lease Corp.(c)	NR	5.63%	04/01/2017	N/A	530,663
500,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	621,638
850,000	International Lease Finance Corp.	BBB-	8.25%	12/15/2020	N/A	998,750
GBP 1,925,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	3,136,731
						5,287,782

	Electric - 0.4%
750,000	AES Corp.(c)	BB-	7.38%	07/01/2021	06/01/21 @ 100	861,562

	Electronics - 0.8%
1,920,000	Viasystems, Inc.(c)	BB-	7.88%	05/01/2019	05/01/15 @ 106	1,896,000

	Engineering & Construction - 0.2%
500,000	Empresas ICA SAB de CV (Mexico)(c)	B+	8.38%	07/24/2017	01/24/15 @ 106	503,750

	Entertainment - 0.1%
350,000	Mohegan Tribal Gaming Authority	CCC	6.13%	02/15/2013	N/A	330,313

	Food - 1.2%
523,000	Bumble Bee Acquisition Corp.(c)	B	9.00%	12/15/2017	12/15/14 @ 105	528,884
1,000,000	Land O'Lakes Capital Trust I(c)	BB	7.45%	03/15/2028	N/A	960,000
250,000	Minerva Luxembourg SA (Brazil)(c)	B+	12.25%	02/10/2022	02/10/17 @ 106	266,875
EUR 800,000	R&R Ice Cream PLC (United Kingdom)(c)	B+	8.38%	11/15/2017	11/15/13 @ 106	1,007,408
						2,763,167

	Forest Products & Paper - 1.5%
800,000	Appleton Papers, Inc.	CCC+	11.25%	12/15/2015	N/A	802,000
750,000	Resolute Forest Products	BB-	10.25%	10/15/2018	10/15/14 @ 105	845,625
1,000,000	Sappi Papier Holding GmbH (Austria)(c)	BB	6.63%	04/15/2021	04/15/16 @ 103	920,000
800,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(c)	BB-	11.75%	01/15/2019	01/15/15 @ 109	824,000
						3,391,625

	Hand & Machine Tools - 0.0%***
50,000	Mcron Finance Sub, LLC / Mcron Finance Corp.(c) (m)	B+	8.38%	05/15/2019	05/15/15 @ 106	51,875

	Health Care Products - 0.5%
750,000	DJO Finance, LLC / DJO Finance Corp.	CCC+	9.75%	10/15/2017	10/15/13 @ 107	562,500
885,000	Rotech Healthcare, Inc.	B	10.50%	03/15/2018	03/15/15 @ 105	495,600
						1,058,100

	Health Care Services - 1.5%
750,000	Capella Healthcare, Inc.	B	9.25%	07/01/2017	07/01/13 @ 107	798,750
750,000	HCA Holdings, Inc.	B-	7.75%	05/15/2021	11/15/15 @ 104	820,312
800,000	Radiation Therapy Services, Inc.	B+	8.88%	01/15/2017	05/15/14 @ 104	748,000
200,000	Tenet Healthcare Corp.	BB-	8.88%	07/01/2019	07/01/14 @ 104	227,750
800,000	Tenet Healthcare Corp.	CCC+	8.00%	08/01/2020	08/01/15 @ 104	844,000
						3,438,812

	Home Builders - 0.3%
580,000	Beazer Homes USA, Inc.	CCC	8.13%	06/15/2016	N/A	590,875

	Household Products & Housewares - 3.3%
4,925,000	Reynolds Group Issuer, Inc.	B-	8.50%	05/15/2018	05/15/14 @ 104	4,986,562
1,250,000	Reynolds Group Issuer, Inc.	Caa1	9.88%	08/15/2019	08/15/15 @ 105	1,331,250
100,000	Reynolds Group Issuer, Inc. (c)	B-	9.88%	08/15/2019	08/15/15 @ 105	106,125
100,000	Spectrum Brands, Inc.(c)	B	9.50%	06/15/2018	06/15/14 @ 105	114,750
500,000	Spectrum Brands, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	573,750
400,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/13 @ 103	417,500
						7,529,937

	Iron & Steel - 0.7%
25,000	AK Steel Corp.	B+	8.38%	04/01/2022	04/01/17 @ 104	21,250
500,000	Edgen Murray Corp.	B	12.25%	01/15/2015	01/15/13 @ 106	507,500
500,000	Essar Steel Algoma, Inc. (Canada)(c)	CCC-	9.88%	06/15/2015	06/15/13 @ 100	412,500
600,000	Optima Specialty Steel, Inc.(c)	B	12.50%	12/15/2016	12/15/14 @ 106	628,500
CAD 60,000	Russel Metals, Inc. (Canada)(c) (m)	Ba1	6.00%	04/19/2022	04/19/17 @ 103	60,311
						1,630,061

	Leisure Time - 0.1%
200,000	Carlson Wagonlit BV (Netherlands)(c)	B+	6.88%	06/15/2019	06/15/15 @ 105	207,500

	Lodging - 2.6%
500,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	326,250
600,000	Caesars Entertainment Operating Co., Inc.(c)	B	8.50%	02/15/2020	02/15/16 @ 104	603,750
500,000	Marina District Finance Co., Inc.	BB-	9.88%	08/15/2018	08/15/14 @ 105	470,000
500,000	MGM Resorts International	B-	7.63%	01/15/2017	N/A	514,375
3,503,750	MTR Gaming Group, Inc.	B-	11.50%	08/01/2019	08/01/15 @ 106	3,608,862
240,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.(c)	BBB-	5.38%	03/15/2022	03/15/17 @ 103	241,800
						5,765,037

	Machinery-Diversified - 0.3%
500,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	588,750

	Media - 3.4%
600,000	American Media, Inc.(c)	B	12.00%	12/15/2017	12/15/13 @ 109	588,000
1,000,000	CCO Holdings, LLC/CCO Holdings Capital Corp.	BB-	6.50%	04/30/2021	04/30/15 @ 105	1,087,500
125,000	Clear Channel Worldwide Holdings, Inc.(c)	B	7.63%	03/15/2020	03/15/16 @ 104	117,812
3,625,000	Clear Channel Worldwide Holdings, Inc.(c)	B	7.63%	03/15/2020	03/15/16 @ 104	3,489,063
1,000,000	Gray Television, Inc.	CCC+	10.50%	06/29/2015	11/01/12 @ 108	1,065,000
728,000	Media General, Inc.	CCC+	11.75%	02/15/2017	02/15/14 @ 106	826,280
450,000	Univision Communications, Inc.(c)	CCC+	8.50%	05/15/2021	11/15/15 @ 104	456,750
						7,630,405

	Mining - 3.5%
500,000	FMG Resources August 2006 Pty Ltd. (Australia)(c)	BB-	6.88%	02/01/2018	02/01/14 @ 105	506,875
5,792,000	FMG Resources August 2006 Pty Ltd. (Australia)(c)	BB-	8.25%	11/01/2019	11/01/15 @ 104	6,125,040
450,000	FMG Resources August 2006 Pty Ltd. (Australia)(c)	BB-	6.88%	04/01/2022	04/01/17 @ 103	450,563
500,000	Inmet Mining Corp. (Canada)(c)	B+	8.75%	06/01/2020	06/01/16 @ 104	495,000
375,000	Kaiser Aluminum Corp.(c)	BB-	8.25%	06/01/2020	06/01/16 @ 104	391,875
						7,969,353

	Oil & Gas - 4.8%
1,000,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	1,007,500
650,000	Bill Barrett Corp.	BB-	7.63%	10/01/2019	10/01/15 @ 104	677,625
240,000	Bill Barrett Corp.	BB-	7.00%	10/15/2022	10/15/17 @ 104	236,400
1,426,000	Calumet Specialty Products Partners, LP/Calumet Finance Corp.(c)	B	9.63%	08/01/2020	08/01/16 @ 105	1,511,560
750,000	Energy XXI Gulf Coast, Inc.	B	9.25%	12/15/2017	12/15/14 @ 105	834,375
125,000	EP Energy, LLC / EP Energy Finance, Inc.(c)	B	9.38%	05/01/2020	05/01/16 @ 105	134,687
575,000	Hercules Offshore, Inc.(c)	B-	10.25%	04/01/2019	04/01/15 @ 108	560,625
700,000	OGX Austria GmbH (Austria)(c)	B	8.38%	04/01/2022	04/01/17 @ 104	586,250
225,000	Parker Drilling Co.(c) (m)	B+	9.13%	04/01/2018	04/01/14 @ 105	242,438
1,125,000	PetroBakken Energy Ltd. (Canada)(c)	CCC+	8.63%	02/01/2020	02/01/16 @ 104	1,133,438
425,000	Plains Exploration & Production Co.	BB-	6.13%	06/15/2019	06/15/16 @ 103	442,000
600,000	Plains Exploration & Production Co.	BB-	6.75%	02/01/2022	02/01/17 @ 103	645,000
140,000	Range Resources Corp.	BB	5.00%	08/15/2022	02/15/17 @ 103	144,375
1,000,000	Samson Investment Co.(c) (m)	B	9.75%	02/15/2020	02/15/16 @ 105	1,038,750
1,410,000	Tesoro Corp.	BB+	9.75%	06/01/2019	06/01/14 @ 105	1,607,400
						10,802,423

	Oil & Gas Services - 0.1%
350,000	Green Field Energy Services, Inc.(c)	CCC	13.00%	11/15/2016	11/15/14 @ 110	306,250

	Packaging & Containers - 0.4%
1,000,000	Sealed Air Corp.(c)	BB-	6.88%	07/15/2033	N/A	970,000

	Pharmaceuticals - 0.2%
500,000	Valeant Pharmaceuticals International(c)	BB-	7.25%	07/15/2022	07/15/16 @ 104	518,750

	Pipelines - 0.3%
250,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.(c)	B	8.38%	06/01/2019	06/01/15 @ 104	247,187
500,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.	B	8.38%	06/01/2019	06/01/15 @ 104	494,375
						741,562

	Real Estate - 0.2%
500,000	Kennedy-Wilson, Inc.	BB-	8.75%	04/01/2019	04/01/15 @ 104	527,500

	Real Estate Investment Trusts - 0.2%
360,000	Omega Healthcare Investors, Inc.(c) (m)	BBB-	5.88%	03/15/2024	03/15/17 @ 103	387,000

	Retail - 3.3%
375,000	Burlington Coat Factory Warehouse Corp.	Caa1	10.00%	02/15/2019	02/15/15 @ 105	399,844
500,000	Dave & Buster's, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	553,125
1,447,000	Fiesta Restaurant Group, Inc.	B2	8.88%	08/15/2016	02/15/14 @ 104	1,530,203
750,000	Jo-Ann Stores, Inc.(c)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	756,562
2,840,000	Rite Aid Corp.	CCC	9.50%	06/15/2017	06/15/13 @ 103	2,921,650
350,000	Rite Aid Corp.	CCC	9.25%	03/15/2020	03/15/16 @ 105	355,250
800,000	Toys "R" US, Inc.(m)	CCC+	7.38%	10/15/2018	N/A	716,000
125,000	Wok Acquisition Corp.(c)	CCC+	10.25%	06/30/2020	06/30/16 @ 105	131,875
						7,364,509

	Software - 0.3%
375,000	First Data Corp.	CCC+	11.25%	03/31/2016	09/30/12 @ 103	359,063
240,000	First Data Corp.	B-	12.63%	01/15/2021	01/15/16 @ 113	243,600
						602,663

	Storage & Warehousing - 1.9%
4,155,000	Niska Gas Storage US, LLC	B+	8.88%	03/15/2018	03/15/14 @ 104	4,212,131

	Telecommunications - 6.4%
2,265,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	2,364,094
3,560,000	Level 3 Communications, Inc.	CCC	11.88%	02/01/2019	02/01/15 @ 106	3,978,300
1,500,000	NII Capital Corp.	B-	8.88%	12/15/2019	12/15/14 @ 104	1,200,000
600,000	NII Capital Corp.	B-	7.63%	04/01/2021	04/01/16 @ 104	462,000
1,000,000	Sorenson Communications, Inc.(c) (m)	NR	10.50%	02/01/2015	02/01/13 @ 103	785,000
750,000	Sprint Nextel Corp.	B+	9.25%	04/15/2022	N/A	828,750
350,000	Telesat Canada / Telesat, LLC (Canada)(c)	B-	6.00%	05/15/2017	05/15/14 @ 103	364,000
1,000,000	UPC Holding BV (Netherlands)(c)	B-	9.88%	04/15/2018	04/15/14 @ 105	1,110,000
375,000	Wind Acquisition Finance SA (Luxembourg)(c)	BB-	11.75%	07/15/2017	07/15/13 @ 106	313,125
1,900,000	Windstream Corp.	B	8.13%	09/01/2018	09/01/14 @ 104	2,037,750
1,000,000	Windstream Corp.	B	7.50%	06/01/2022	06/01/17 @ 104	1,050,000
						14,493,019

	Transportation - 0.8%
120,000	Gulfmark Offshore, Inc.(c)	BB-	6.38%	03/15/2022	03/15/17 @ 103	123,000
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. (Marshall Island)	B+	8.13%	02/15/2019	02/15/15 @ 104	326,250
550,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc. (Marshall Island)	BB-	8.88%	11/01/2017	11/01/13 @ 104	558,250
750,000	Ship Finance International Ltd. (Bermuda)	B+	8.50%	12/15/2013	N/A	750,000
						1,757,500

	Total Corporate Bonds - 55.9%
	(Cost $125,374,202)					126,467,335

	Term Loan - 0.1%(i)
375,000	Revel Entertainment	NR	9.00%	02/17/2017	N/A	305,625
	(Cost $310,903)

Number
of Shares	Description					Value
	Convertible Preferred Stocks - 10.0%
	Aerospace & Defense - 2.5%
108,922	United Technologies Corp.(b)	A	7.50%	8/1/2015		5,745,635

	Auto Manufacturers - 2.4%
161,000	General Motors Co., Series B(b)	B+	4.75%	12/1/2013		5,388,670

	Banks - 2.3%
5,116	Bank of America Corp., Series L(j)	BB+	7.25%	-		5,202,972

	Insurance - 1.4%
50,750	MetLife, Inc.(b)	BBB-	5.00%	09/11/2013		3,181,517

	Oil & Gas - 1.4%
63,650	Apache Corp., Series D	BBB+	6.00%	08/01/2013		3,091,481

	Total Convertible Preferred Stocks - 10.0%
	(Cost $21,956,574)					22,610,275

	Common Stocks - 3.2%
	Auto Parts & Equipment - 0.7%
47,400	Visteon Corp.(k)					1,537,182

	Banks - 0.3%
18,600	JPMorgan Chase & Co.(b)					669,600

	Cosmetics & Personal Care - 0.4%
55,200	Avon Products, Inc.					855,048

	Lodging - 0.8%
18,848	Wynn Resorts Ltd.(b)					1,767,000

	Pharmaceuticals - 0.4%
74,649	Elan Corp. PLC, ADR (Ireland)(b) (k)					862,196

	Savings & Loans - 0.6%
108,150	New York Community Bancorp, Inc.					1,403,787

	Total Common Stocks - 3.2%
	(Cost $8,208,213)					7,094,813

	Exchange Traded Fund - 1.9%
47,500	iShares iBoxx $ High Yield Corporate Bond Fund(b)					4,355,750
	(Cost $4,318,320)

	Warrants - 0.1%
350	Greenfield Energy Service(k)			11/15/2021		7,350
168,998	MannKind Corp.(k)			02/15/2019		116,609
	(Cost $131,578)					123,959

	Total Long-Term Investments - 165.6%
	(Cost $375,668,703)					374,467,602

Contracts	Options Purchased - 0.3%(k)		Expiration Date	Exercise Price		Value
	Call Options Purchased - 0.1%
1,093	Amarin Corp. PLC(b)		September 2012	$15.00		109,300
164	BioMarin Pharmaceutical, Inc.		August 2012	50.00		4,510
182	BioMarin Pharmaceutical, Inc.		October 2012	50.00		19,110
75	HeartWare International, Inc.		September 2012	90.00		49,875
364	Isis Pharmaceuticals, Inc.		October 2012	16.00		14,560
1,458	Take-Two Interactive Software, Inc.		August 2012	10.00		29,160
1,822	Take-Two Interactive Software, Inc.		September 2012	10.00		81,990
	(Cost $519,225)					308,505

	Put Options Purchased - 0.2%
182	Cabela's, Inc.		September 2012	$35.00		3,185
182	Dick's Sporting Goods, Inc.		September 2012	44.00		15,470
182	Hibbett Sports, Inc.		August 2012	55.00		6,370
4,556	iShares Russell 2000 Index Fund(b)		August 2012	73.00		104,788
1,091	iShares Russell 2000 Index Fund(b)		September 2012	76.00		193,107
	(Cost $507,696)					322,920

	Total Options Purchased - 0.3%
	(Cost $1,026,921)					631,425

	Short-Term Investments - 5.7%
Number
of Shares	Description					Value
	Money Market Fund - 5.7%
12,929,761	Goldman Sachs Financial Prime Obligations - Administration Shares (l)					12,929,761
	(Cost $12,929,761)

	Total Investments - 171.6%
	(Cost $389,625,385)					388,028,788
	Other Assets in excess of Liabilities - 4.1%					9,128,281
	Total value of Options Written - (0.5%) (Premiums received $1,176,765)					(1,008,524)
	Preferred Shares, at redemption value - (-75.2% of Net Assets
	Applicable to Common Shareholders or -43.8% of Total Investments)					(170,000,000)
	Net Assets Applicable to Common Shareholders - 100.0%					$ 226,148,545

ADR - American Depositary Receipt
BV - Limited Liability Company
GmbH - Limited Liability
LLC - Limited Liability Company
LP - Limited Partnership
N/A- Not Applicable
PLC - Public Limited Company
Pte Ltd - Private Limited
Pty - Proprietary
REIT - Real Estate Investment Trust
SA - Corporation
SAB de CV - Publicly Traded Company
ULC - Unlimited Liability Company

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

~ The principal amount is denominated in U.S. Dollars unless otherwise noted.

* Ratings shown are per Standard & Poor's, Moody's or Fitch.  Securities classified as NR are not rated. (For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided.  Likewise, for securities not rated by Standard & Poor's Rating Group and Moody's Investor Services, Inc., the rating by Fitch Ratings is provided.)  All ratings are unaudited.  The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

*** Less than 0.1%.

(a) Security is a "Step-down" bond where the coupon decreases or steps down at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(b) All or a portion of these securities have been segregated as collateral (or potential collateral for future transactions) for written options.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At July 31, 2012 these securities amounted to $82,808,345, which represents 36.6% of net assets applicable to common shares.

(d) Non-income producing as security is in default.

(e) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $60,350 which represents less than 0.1% of net assets applicable to common shares.

(f) Security is a "Step up" bond where the coupon increases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(g) Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

(h) Zero coupon bond.

(i) Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark.  In addition, term loans may include mandatory and/or optional prepayment terms.  As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments.  Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(j) Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of July 31, 2012.

(k) Non-income producing security.

(l) All or a portion of these securities have been physically segregated in connection with forward exchange currency contract agreements.  As of July 31, 2012, the total amount segregated was $316,733.

(m) Illiquid security.

Contracts (100 shares per contract)	Options Written - 0.5%(k)	Expiration Date	Exercise Price	Value
	Call Options Written - 0.4%
364	Amgen, Inc.	January 2013	$ 80.00	$ (240,240)
1,093	Amarin Corp. PLC	December 2012	17.00	(180,345)
273	Elan Corp. PLC	January 2013	17.00	(20,475)
1,103	General Motors Co.	January 2013	28.00	(15,442)
475	iShares iBoxx $ High Yield Corporate Bond Fund	December 2012	91.00	(61,750)
1,091	iShares Russell 2000 Index Fund	September 2012	85.00	(40,367)
186	JPMorgan Chase & Co.	January 2013	39.00	(29,016)
331	MetLife, Inc.	January 2013	35.00	(34,093)
18	priceline.com, Inc.	January 2013	770.00	(56,124)
496	United Technologies Corp.	January 2013	80.00	(102,176)
185	Wynn Resorts Ltd.	January 2014	125.00	(112,850)
	Total Value of Call Options Written
	Premiums Received ($1,080,501)			(892,878)

	Put Options Written - 0.1%
1,091	iShares Russell 2000 Index Fund	September 2012	73.00	(115,646)
	Premiums Received ($96,264)

	Total Value of Options Written
	Premiums Received ($1,176,765)			$ (1,008,524)

Country Breakdown as % of Long-Term Investments
United States	87.6%
Luxembourg	2.2%
Canada	2.0%
Australia	1.9%
United Kingdom	1.5%
Japan	1.0%
Jersey	0.8%
Singapore	0.5%
Hong Kong	0.5%
Bermuda	0.4%
Austria	0.4%
Netherlands	0.4%
Brazil	0.3%
Marshall Islands	0.2%
Ireland	0.2%
Mexico	0.1%

See previously submitted notes to financial statements for the period ended April 30, 2012.

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
July 31, 2012 (unaudited)

Forward exchange currency contracts
						Net Unrealized
	Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 7/31/12	Appreciation/(Depreciation)

EUR	1,500,000
for USD	1,907,380	The Bank of New York Mellon	9/18/2012	1,907,380	1,848,429	$ (58,951)

EUR	1,100,000
for USD	1,353,753	The Bank of New York Mellon	9/18/2012	1,353,753	1,355,515	1,762

EUR	1,550,000
for USD	1,903,467	The Bank of New York Mellon	9/18/2012	1,903,467	1,910,044	6,577

EUR	1,700,000
for USD	2,083,392	The Bank of New York Mellon	9/18/2012	2,083,392	2,094,886	11,494

						(39,118)

						Net Unrealized
	Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 7/31/12	Appreciation/(Depreciation)

EUR	1,450,000
for USD	1,824,492	The Bank of New York Mellon	9/18/2012	1,824,492	1,786,815	$ 37,677

EUR	6,000,000
for USD	7,549,620	The Bank of New York Mellon	9/18/2012	7,549,620	7,393,716	155,904

EUR	212,000
for USD	259,559	The Bank of New York Mellon	9/18/2012	259,559	261,245	(1,686)

EUR	400,000
for USD	490,240	The Bank of New York Mellon	9/18/2012	490,240	492,915	(2,675)

EUR	530,000
for USD	642,042	The Bank of New York Mellon	9/18/2012	642,042	653,112	(11,070)

GBP	2,000,000
for USD	3,104,580	The Bank of New York Mellon	9/18/2012	3,104,580	3,133,519	(28,939)
						149,211

			Total unrealized appreciation for forward exchange currency contracts			$ 110,093

AGC Advent Claymore Convertible Securities and Income Fund II
Portfolio of Investments
July 31, 2012 (unaudited)

Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Termination Date	Implied Credit Spread at July 31, 2012(1)	Notional Amount (000)	Paying/ (Receiving) Fixed Rate	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)
JP Morgan	Nokia OYJ	Buy	9/20/2017	5.18%	EUR 6,110	5.00%	$ (1,704,719)	$ (460,170)

1 Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At July 31, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, forward exchange currency contracts and foreign currency translations are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency
$ 391,241,793	$ 10,164,785	$ (13,377,790)	$ (3,213,005)	$ (181,836)

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange Traded Funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Accounting principles generally accepted in the United States of America ("GAAP") requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs).
These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 - significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) - Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes receievd from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes - Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes - Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The Fund has adopted the disclosures required by this update.

The following table represents the Fund's investments carried by caption and by level within the fair value hierarchy as of July 31, 2012:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds:
Advertising	$-	$2,009	$-	$2,009
Auto Manufacturers	-	4,476	-	4,476
Auto Parts & Equipment	-	4,779	-	4,779
Biotechnology	-	22,644	-	22,644
Chemicals	-	-	60	60
Coal	-	5,682	-	5,682
Commercial Services	-	2,134	-	2,134
Computers	-	12,156	-	12,156
Entertainment	-	2,639	-	2,639
Health Care Products	-	8,982	-	8,982
Health Care Services	-	10,860	-	10,860
Internet	-	9,336	-	9,336
Investment Companies	-	6,446	-	6,446
Iron & Steel	-	3,389	-	3,389
Lodging	-	4,714	-	4,714
Media	-	3,185	-	3,185
Mining	-	16,081	-	16,081
Oil & Gas	-	7,291	-	7,291
Oil & Gas Services	-	241	-	241
Pharmaceuticals	-	20,360	-	20,360
Real Estate	-	1,499	-	1,499
Real Estate Investment Trusts	-	14,539	-	14,539
Retail	-	4,241	-	4,241
Semiconductors	-	25,353	-	25,353
Software	-	13,508	-	13,508
Telecommunications	-	6,905		6,905
Corporate Bonds	-	126,467	-	126,467
Term Loans	-	306	-	306
Convertible Preferred Stocks	22,610	-	-	22,610
Common Stocks	7,095	-	-	7,095
Exchange Traded Fund	4,356	-	-	4,356
Warrants	-	124	-	124
Call Options Purchased	309			309
Put Options Purchased	323	-	-	323
Money Market Fund	12,930	-	-	12,930
Forward Exchange Currency Contracts	-	110	-	110
Total	$47,623	$340,456	$60	$388,139

Liabilities:
Call Options Written	$893	-	-	$893
Put Options Written	116	-	-	116
Credit Default Swap	-	460	-	460
Total	$1,009	$460	$-	$1,469
If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels.

The fair value estimate for Shengda Tech, Inc. was determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer, data provided by various brokers and a recent transacted price of the security.

On March 15, 2011, with the company’s annual 10-k filing due, Shengda Tech, Inc. announced it had formed a Special Committee of the Board of Directors to investigate discrepancies that arose in connection with its 2010 audit completed by an independent audit firm. The audit firm subsequently resigned as auditor, the 10-k was not filed on time and NASDAQ halted trading and later delisted the company’s stock. Shengda Tech, Inc. has since filed for bankruptcy protection. On March 15, 2012, a trade was executed where 2.45 million of the Shengda Tech, Inc. bond was sold at $2.125. This is the last known trade and, as a result, at July 31, 2012, the Fund is currently pricing this bond at $2.125. If an active market in Shengda Tech, Inc. develops, the value of the security could significantly increase or decrease.

The following table presents the activity of the Fund's investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the period ended July 31, 2012.

Level 3 Holdings	Corporate Bonds
(value in $000s)
Beginning Balance at 10/31/11	$ 430
Net Realized Gain/Loss	-
Change in Unrealized Gain/Loss	(370)	*
Purchases	-
Sales	-
Transfers In	-
Transfers Out	-
Ending Balanced at 7/31/12	$ 60
* Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of July 31, 2012.

Item 2.                      Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.                      Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:	/s/Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Tracy V. Maitland
  Tracy V. Maitland
  President and Chief Executive Officer

Date:	September 26, 2012

By:	/s/Robert White
  Robert White
  Treasurer and Chief Financial Officer

Date:	September 26, 2012